EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

OF GUARANTY BANCSHARES, INC.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

1	the report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2	the information contained in the report fairly presents, in all material respects, the Company’s financial condition and results of operations.

By: /s/ Clifton A. Payne —————————————— Clifton A. Payne Chief Financial Officer Dated: May 14, 2003 27